UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 15, 2006

FEDERAL HOME LOAN BANK OF BOSTON

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue

Boston, MA 02199

(Address of principal executive offices, including zip code)

(617) 292-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2006, the board of directors of the Federal Home Loan Bank of Boston (the Bank) voted to recognize Bank President and CEO Michael A. Jessee’s leadership with an additional yearend award of 7.16 percent of Mr. Jessee’s base salary, or approximately $40,000. The award comes in recognition of Mr. Jessee’s integral role in the Bank’s strong performance to date in 2006.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston

Date: December 20, 2006	By:	/s /Frank Nitkiewicz

Frank Nitkiewicz
Executive Vice President and Chief Financial Officer

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